PENTALPHA (LOGO)

February 26, 2026

Management’s Report on Assessment of 2025 Compliance by Pentalpha Surveillance LLC with Applicable Regulation AB Servicing Criteria

Pentalpha Surveillance LLC (the Asserting Party) is responsible for assessing its compliance, as of and for the year ended December 31, 2025, with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations.

The assessment concerns the Asserting Party’s servicing efforts for its servicing “Platform,” which is comprised of two separate groups (Platforms A and B) and which consists of its servicing activities encompassed by contractual obligations to perform Regulation AB reporting (see Appendix A for a list of the Asserting Party’s Platforms of required reporting by the servicing agreements and Appendix B for a list of applicable deal transactions).

The Asserting Party has assessed its compliance with the applicable servicing criteria as of and for the year ended December 31, 2025. The Asserting Party used the criteria in Paragraph (d) of Section 1122 of Regulation AB (17 C.F.R. 229.1122) to assess its compliance.

Based on such assessment, the Asserting Party believes that as of and for the year ended December 31, 2025, the Asserting Party has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB in the servicing of Platforms A and B, except for servicing criteria listed below, which the Asserting Party has determined as being inapplicable to the activities it performs with respect to the Platforms being serviced:

Platform A:

Items 1122(d)(1)(i), 1122(d)(1)(ii), 1122(d)(1)(iii), 1122(d)(1)(iv), 1122(d)(1)(v), 1122(d)(2)(i),

1122(d)(2)(ii), 1122(d)(2)(iii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(2)(vi), 1122(d)(2)(vii),

1122(d)(3)(ii), 1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(i), 1122(d)(4)(ii), 1122(d)(4)(iii),

1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x),

1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii), 1122(d)(4)(xiv), 1122(d)(4)(xv)

Platform B:

Items 1122(d)(1)(i), 1122(d)(1)(ii), 1122(d)(1)(iii), 1122(d)(1)(iv), 1122(d)(1)(v), 1122(d)(2)(i),

1122(d)(2)(ii), 1122(d)(2)(iii), 1122(d)(2)(iv), 1122(d)(2)(v), 1122(d)(2)(vi), 1122(d)(2)(vii),

1122(d)(3)(i)(C-D), 1122(d)(3)(ii), 1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(i), 1122(d)(4)(ii),

1122(d)(4)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(viii), 1122(d)(4)(ix),

1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii), 1122(d)(4)(xiv), 1122(d)(4)(xv)

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PENTALPHA (LOGO)

RSM US LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the applicable servicing criteria for the reporting period as set forth in this assertion.

February 26, 2026

/S/ John Callahan

John Callahan, Executive Director

/S/ Gabrielle Collins

Gabrielle Collins, Legal and Regulatory Counsel

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PENTALPHA (LOGO)

Appendix A

(Platforms A and B unless otherwise indicated)

Regulation AB Reference	Servicing Criterion

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

Applicability:	Not applicable.

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.

Applicability:	Not applicable.

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a backup servicer for the pool assets are maintained.

Applicability:	Not applicable.

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Applicability:	Not applicable.

1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.

Applicability:	Not applicable.

1122(d)(2)(i)	Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

Applicability:	Not applicable.

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PENTALPHA (LOGO)

Regulation AB Reference	Servicing Criterion

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

Applicability:	Not applicable.

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances are made, reviewed and approved as specified in the transaction agreements.

Applicability:	Not applicable.

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

Applicability:	Not applicable.

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of §240.13k-1(b)(1) of this chapter.

Applicability:	Not applicable.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.

Applicability:	Not applicable.

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset- backed securities-related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations: (A) are mathematically accurate; (B) are prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) are reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

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PENTALPHA (LOGO)

Regulation AB Reference	Servicing Criterion

Applicability:	Not applicable.

1122(d)(3)(i)(A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are prepared in accordance with time frames and other terms set forth in the transaction agreements.

Applicability:	Applicable.

1122(d)(3)(i)(B)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports provide information calculated in accordance with the terms specified in the transaction agreements.

Applicability:	Applicable.

1122(d)(3)(i)(C)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports are filed with the Commission as required by its rules and regulations.

Applicability:	Applicable for Platform A. Not Applicable for Platform B.

1122(d)(3)(i)(D)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the servicer.

Applicability:	Applicable for Platform A. Not Applicable for Platform B.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreements.

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PENTALPHA (LOGO)

Regulation AB Reference	Servicing Criterion

Applicability:	Not applicable.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the servicer’s investor records, or such other number of days specified in the transaction agreements.

Applicability:	Not applicable.

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with canceled checks, or other form of payment, or custodial bank statements.

Applicability:	Not applicable.

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.

Applicability:	Not applicable.

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.

Applicability:	Not applicable.

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

Applicability:	Not applicable.

1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the applicable servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e g., escrow) in accordance with the related pool asset documents.

Applicability:	Not applicable.

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PENTALPHA (LOGO)

Regulation AB Reference	Servicing Criterion

1122(d)(4)(v)	The servicer’s records regarding the pool assets agree with the servicer’s records with respect to an obligor’s unpaid principal balance.

Applicability:	Not applicable.

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool asset (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Applicability:	Not applicable.

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the time frames or other requirements established by the transaction agreements.

Applicability:	Applicable.

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Applicability:	Not applicable.

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.

Applicability:	Not applicable.

1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds were returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.

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PENTALPHA (LOGO)

Regulation AB Reference	Servicing Criterion

Applicability:	Not applicable.

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Applicability:	Not applicable.

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

Applicability:	Not applicable.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

Applicability:	Not applicable.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.

Applicability:	Not applicable.

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

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PENTALPHA (LOGO)

Regulation AB Reference	Servicing Criterion

Applicability:	Not applicable.

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PENTALPHA (LOGO)

Appendix B

Platform	Depositor	Public Name of Securitization
A	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2011-GC5
A	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5
A	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2012-C6
A	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 Commercial Mortgage Pass-Through Certificates, Series 2012-C6
A	Deutsche Mortgage & Asset Receiving Corporation	COMM 2012-CCRE1 Commercial Mortgage Pass-Through Certificates COMM 2012-CCRE1
B	UBS Commercial Mortgage Securitization Corp.	UBS-Barclays Commercial Mortgage Trust 2012-C2, Commercial Mortgage Pass-Through Certificates, Series 2012-C2
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2012-C8
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C8 Commercial Mortgage Pass-Through Certificates, Series 2012-C8
B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2012-GCJ9
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2012-C10
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-LC9 Commercial Mortgage Pass-Through Certificates, Series 2012-LC9

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-C12
B	Citigroup Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ11
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-C14
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11 Commercial Mortgage Pass-Through Certificates, Series 2013-LC11
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2013-C12 Commercial Mortgage Pass-Through Certificates, Series 2013-C12
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C13 Commercial Mortgage Pass-Through Certificates, Series 2013-C13
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2013-C14 Commercial Mortgage Pass-Through Certificates, Series 2013-C14
B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2013-GCJ14
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-C16
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2013-C15 Commercial Mortgage Pass-Through Certificates, Series 2013-C15
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-C16 Commercial Mortgage Pass-Through Certificates, Series 2013-C16

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	Citigroup Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-GC17
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2013-C17 Commercial Mortgage Pass-Through Certificates, Series 2013-C17
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2013-C18
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C18 Commercial Mortgage Pass-Through Certificates, Series 2014-C18
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2014-C20
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C19 Commercial Mortgage Pass-Through Certificates, Series 2014-C19
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2014-C20 Commercial Mortgage Pass-Through Certificates, Series 2014-C20
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C21 Commercial Mortgage Pass-Through Certificates, Series 2014-C21
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C22 Commercial Mortgage Pass-Through Certificates, Series 2014-C22
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C23 Commercial Mortgage Pass-Through Certificates, Series 2014-C23
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C24 Commercial Mortgage Pass-Through Certificates, Series 2014-C24

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C26 Commercial Mortgage Pass-Through Certificates, Series 2014-C26
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2014-C22
B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass Through Certificates Series 2014-GC22
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2014-C25 Commercial Mortgage Pass-Through Certificates Series 2014-C25
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2014-C24
B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2014-GC26
B	Deutsche Mortgage & Asset Receiving Corporation	Commercial Mortgage Pass-Through Certificate 2014-UBS6
B	Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates, Series 2014-C17
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-C26
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C27 Commercial Mortgage Pass-Through Certificates, Series 2015-C27
B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2015-GC28
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C28 Commercial Mortgage Pass-Through Certificates, Series 2015-C28

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-C28
B	Deutsche Mortgage & Asset Receiving Corporation	Commercial Mortgage Pass-Through Certificates COMM 2015-CCRE23
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C29 Commercial Mortgage Pass-Through Certificates, Series 2015-C29
B	Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-C23
B	Citigroup Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-GC31
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-NXS2
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C30 Commercial Mortgage Pass-Through Certificates, Series 2015-C30
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-C30
B	Credit Suisse First Boston Mortgage Securities Corp.	Commercial Mortgage Pass-Through Certificates, Series 2015-C3
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C31 Commercial Mortgage Pass-Through Certificates, Series 2015-C31
B	Deutsche Mortgage & Asset Receiving Corporation	Commercial Mortgage Pass-Through Certificates COMM 2015-CCRE25
B	Banc of America Merrill Lynch Commercial Mortgage Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C32 Commercial Mortgage Pass-Through Certificates, Series 2015-C32
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-NXS3
B	Banc of America Merrill Lynch Commercial Mortgage, Inc	Commercial Mortgage Pass-Through Certificates, Series 2015-C25
B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates, Series 2015-GC34
B	Credit Suisse First Boston Mortgage Securities Corp.	Commercial Mortgage Pass-Through Certificates, Series 2015-C4
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2015-C33 Commercial Mortgage Pass-Through Certificates, Series 2015-C33
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-NXS4
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates, Series 2015-P2 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2015-JP1 Commercial Mortgage Pass-Through Certificates, Series 2015-JP1 (1)
B	Credit Suisse Commercial Mortgage Securities Corp.	CSAIL 2016-C5 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2016-C5 (2)
B	Citigroup Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2016-C2 (1)

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	Citigroup Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2016-GC36 (1)
B	GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2016-GS2 Commercial Mortgage Pass-Through Certificates Series 2016-GS2 (2)
B	GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2016-GS3 Commercial Mortgage Pass Through Certificates Series 2016-GS3 (2)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2016-JP2 Commercial Mortgage Pass-Through Certificates Series 2016-JP2 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMBB Commercial Mortgage Securities Trust 2016-C1 Commercial Mortgage Pass-Through Certificates Series 2016-C1 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMDB Commercial Mortgage Securities Trust 2016-C2 Commercial Mortgage Pass-Through Certificates Series 2016-C2 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2016-C34 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass Through Certificates Series 2016-C32 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2016-C35 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMDB Commercial Mortgage Securities Trust 2016-C4 Commercial Mortgage Pass-Through Certificates Series 2016-C4 (1)

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2016-JP3 Commercial Mortgage Pass Through Certificates Series 2016-JP3 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2016-LC25 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2016-JP4 Commercial Mortgage Pass Through Certificates Series 2016-JP4 (1)
B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates Series 2017-GS5 (2)
B	J.P. Morgan Chase Commercial Mortgage Securities Corp	Commercial Mortgage Pass-Through Certificates Series 2017-JP5 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-RC1 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-BNK4 (1)
B	Deutsche Mortgage & Asset Receiving Corporation	DBJPM 2017-C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C6 (1)
B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates Series 2017-GS6 (3)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-JP6 (1)
B	UBS Commercial Mortgage Securitization Corp	Commercial Mortgage Pass-Through Certificates Series 2017-C1 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-BNK7 (1)

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	Citigroup Commercial Mortgage Securities Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-P8 (1)
B	Credit Suisse Commercial Mortgage Securities Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-CX9 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-JP7 (1)
B	GS Mortgage Securities Corporation II	Commercial Mortgage Pass-Through Certificates Series 2017-GS8 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMDB Commercial Mortgage Securities Trust 2017-C7, Commercial Mortgage Pass-Through Certificates Series 2017-C7 (1)
B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-C4 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2017-C40 (1)
B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-C6 (1)
B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2017-C7 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2018-B2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-B2 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2018-BNK10 (1)
B	GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2018-GS9 Commercial Mortgage Pass-Through Certificates Series 2018-GS9 (1)
B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C9 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2018-C44 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMDB Commercial Mortgage Securities Trust 2018-C8 Commercial Mortgage Pass-Through Certificates Series 2018-C8 (1)

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	Citigroup Commercial Mortgage Securities Inc	Commercial Mortgage Pass-Through Certificates Series 2018-C5 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2018-BNK13 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2018-B5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-B5 (1)
B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C11 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2018-C46 (1)
B	Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2018-L1, Commercial Mortgage Pass-Through Certificates Series 2018-L1 (1)
B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C13 (1)
B	Credit Suisse Commercial Mortgage Securities Corp.	CSAIL 2018-C14 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-C14 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2018-B8 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-B8 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2018-C48 (1)
B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2018-C15 (1)
B	GS Mortgage Securities Corporation II	GS Mortgage Securities Corporation Trust 2017-FARM Commercial Mortgage Pass-Through Certificates, Series 2017-FARM
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2019-C49 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2019-COR4, Commercial Mortgage Pass-Through Certificates (1)
B	GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2019-GC38 Commercial Mortgage Pass-Through Certificates Series 2019-GC38 (1)

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2019-L2, Commercial Mortgage Pass-Through Certificates Series 2019-L2 (1)
B	Deutsche Mortgage & Asset Receiving Corporation	Benchmark 2019-B10 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-B10 (1)
B	GS Mortgage Securities Corporation II	CALI Mortgage Trust 2019-101C Commercial Mortgage Pass-Through Certificates, Series 2019-101C
B	Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates Series 2019-BNK17 (1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2019-C3 Commercial Mortgage Pass-Through Certificates Series 2019-C3 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMCC Commercial Mortgage Securities Trust 2019-COR5, Commercial Mortgage Pass-Through Certificates (1)
B	Banc Of America Merrill Lynch Commercial Mortgage Inc.	Commercial Mortgage Pass-Through Certificates Series 2019-BNK18 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2019-B11 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2019-B11 (1)
B	Credit Suisse Commercial Mortgage Securities Corp.	CSAIL 2019-C16 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2019-C16 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2019-C51 (1)
B	GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2019-GC40 Commercial Mortgage Pass-Through Certificates Series 2019-GC40 (1)
B	Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2019-H7, Commercial Mortgage Pass-Through Certificates Series 2019-H7 (1)
B	Citigroup Commercial Mortgage Securities Inc.	Benchmark 2019-B12 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2019-B12 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2019-C52 (1)

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	UBS Commercial Mortgage Securitization Corp.	Commercial Mortgage Pass-Through Certificates Series 2019-C17 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2019-BNK22 (1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2019-C5 Commercial Mortgage Pass Through Certificates Series 2019-C5 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2019-B14 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2019-B14 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMDB Commercial Mortgage Securities Trust 2019-COR6, Commercial Mortgage Pass-Through Certificates Series 2019-COR6 (1)
B	Credit Suisse Commercial Mortgage Securities Corp.	CSAIL 2019-C18 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2019-C18 (1)
B	Citigroup Commercial Mortgage Securities Inc	Citigroup Commercial Mortgage Trust 2019-C7 Commercial Mortgage Pass-Through Certificates Series 2019-C7 (1)
B	GS Mortgage Securities Corporation II	BWAY Trust 2019-1633 Commercial Mortgage Pass-Through Certificates, Series 2019-1633
B	GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2020-GC45 Commercial Mortgage Pass-Through Certificates Series 2020-GC45 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2020-BNK25 (1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2020-C6 Commercial Mortgage Pass-Through Certificates Series 2020-C6 (1)
B	Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2020-L4, Commercial Mortgage Pass-Through Certificates Series 2020-L4 (1)
B	Credit Suisse Commercial Mortgage Securities Corp.	CSMC 2020-WEST Commercial Mortgage Pass-Through Certificates, Series 2020-WEST
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-NNN, Commercial Mortgage Pass-Through Certificates, Series 2020-NNN

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2020-B17 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2020-B17 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2020-C56 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	JPMDB Commercial Mortgage Securities Trust 2020-COR7, Commercial Mortgage Pass-Through Certificates Series 2020-COR7 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2020-C57 (1)
B	Citigroup Commercial Mortgage Securities Inc	Benchmark 2020-B19 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2020-B19 (1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2020-C8 Commercial Mortgage Pass-Through Certificates Series 2020-C8 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2020-B20 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2020-B20 (1)
B	Citigroup Commercial Mortgage Securities Inc	Citigroup Commercial Mortgage Trust 2020-420K, Commercial Mortgage Pass-Through Certificates, Series 2020- 420K
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2020-C58 (1)
B	Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates Series 2020-BNK29 (1)
B	Deutsche Mortgage & Asset Receiving Corporation	Benchmark 2020-B22 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B22 (1)
B	GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2020-GSA2 Commercial Mortgage Pass-Through Certificates Series 2020-GSA2 (1)
B	GS Mortgage Securities Corporation II	BGME Trust 2021-VR Commercial Mortgage Pass-Through Certificates, Series 2021-VR
B	GS Mortgage Securities Corporation II	Benchmark 2021-B25 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-B25 (1)

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2021-C59 (1)
B	Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2021-L5, Commercial Mortgage Pass-Through Certificates Series 2021-L5 (1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2021-C10 Commercial Mortgage Pass Through Certificates Series 2021-C10 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2021-BNK34 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2021-C60 (1)
B	GS Mortgage Securities Corporation II	SOHO Trust 2021-SOHO Commercial Mortgage Pass-Through Certificates, Series 2021-SOHO
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2021-B28 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2021-B28 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	KREST Commercial Mortgage Securities Trust 2021-CHIP Commercial Mortgage Pass-Through Certificates, Series 2021-CHIP
B	Banc Of America Merrill Lynch Commercial Mortgage Inc.	Commercial Mortgage Pass-Through Certificates Series 2021-BNK36 (1)
B	Morgan Stanley Capital I Inc.	Morgan Stanley Capital I Trust 2021-L7, Commercial Mortgage Pass-Through Certificates Series 2021-L7 (1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2021-C12 Commercial Mortgage Pass Through Certificates Series 2021-C12 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2021-C61 (1)
B	Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates Series 2021-BNK38 (1)
B	GS Mortgage Securities Corporation II	GS Mortgage Securities Trust 2021-GSA3 Commercial Mortgage Pass-Through Certificates Series 2021-GSA3 (1)

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	Citigroup Commercial Mortgage Securities Inc	Benchmark 2021-B31 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2021-B31 (1)
B	Barclays Commercial Mortgage Securities LLC	SUMIT 2022-BVUE Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-BVUE
B	BMO Commercial Mortgage Securities LLC	BWAY Commercial Mortgage Trust 2022-26BW, Commercial Mortgage Pass-Through Certificates, Series 2022-26BW
B	J.P. Morgan Chase Commercial Mortgage Securities, Corp.	Benchmark 2022-B32 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-B32(1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2022-BNK40
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2022-C15 Commercial Mortgage Pass-Through Certificates Series 2022-C15(1)
B	Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates Series 2022-BNK41(1)
B	BMO Commercial Mortgage Securities LLC	BMO 2022-C2 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2022-C2(1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2022-BNK43(1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2022-C17 Commercial Mortgage Pass-Through Certificates Series 2022-C17(1)
B	GS Mortgage Securities Corporation II	Benchmark 2022-B37 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022- B37(1)
B	BMO Commercial Mortgage Securities LLC	BMO 2023-C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2023-C4(1)
B	Wells Fargo Commercial Mortgage Securities, Inc.	OAKST Commercial Mortgage Trust 2023-NLP, Commercial Mortgage Pass-Through Certificates, Series 2023-NLP
B	Citigroup Commercial Mortgage Securities Inc.	Citigroup Commercial Mortgage Trust 2023-PRM3, Commercial Mortgage Pass-Through Certificates, Series 2023-PRM3

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	GS Mortgage Securities Corporation II	NJ Trust 2023-GSP Commercial Mortgage Pass-Through Certificates, Series 2023-GSP
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2023-5YR1(1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2023-C19 Commercial Mortgage Pass-Through Certificates Series 2023-C19(1)
B	Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates Series 2023-1(1)
B	BMO Commercial Mortgage Securities LLC	BMO 2023-5C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-5C1(1)
B	Banc Of America Merrill Lynch Commercial Mortgage Inc.	Commercial Mortgage Pass-Through Certificates Series 2023-5YR3(1)
B	J.P. Morgan Chase Commercial Mortgage Securities Corp.	Benchmark 2023-B40 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B40(1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2023-C22 Commercial Mortgage Pass-Through Certificates Series 2023-C22(1)
B	BMO Commercial Mortgage Securities LLC	BMO 2023-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2023-C7(1)
B	BMO Commercial Mortgage Securities LLC	BMO 2024-5C8 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2024-5C8 (1)
B	GS Mortgage Securities Corporation II	Atrium Hotel Portfolio Trust 2024-ATRM Commercial Mortgage Pass-Through Certificates, Series 2024-ATRM
B	Banc Of America Merrill Lynch Commercial Mortgage Inc.	Commercial Mortgage Pass-Through Certificates Series 2024-5YR8 (1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2024-5C31 Commercial Mortgage Pass-Through Certificates Series 2024-5C31 (1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2024-C28 Commercial Mortgage Pass-Through Certificates Series 2024-C28 (1)

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates Series 2024-5YR11 (1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2024-5C25 Commercial Mortgage Pass-Through Certificates Series 2024-5C25 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2024-5C2 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc.	Commercial Mortgage Pass-Through Certificates Series 2024-5C1 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities Corp.	Commercial Mortgage Pass-Through Certificates Series 2024-5YR9 (1)
B	Citigroup Commercial Mortgage Securities Inc	Benchmark 2024-V10 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2024-V10 (1)
B	GS Mortgage Securities Corporation II	Benchmark 2024-V6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2024-V6 (1)
B	BMO Commercial Mortgage Securities LLC	BMO 2024-5C6 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2024-5C6(1)
B	BMO Commercial Mortgage Securities LLC	BMO 2024-5C4 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2024-5C4 (1)
B	Banc of America Merrill Lynch Commercial Mortgage Inc.	Commercial Mortgage Pass-Through Certificates Series 2025-BNK49 (1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2025-5C34 Commercial Mortgage Pass-Through Certificates Series 2025-5C34 (1)
B	Barclays Commercial Mortgage Securities LLC	BBCMS Mortgage Trust 2025-5C37 Commercial Mortgage Pass-Through Certificates Series 2025-5C37 (1)
B	Morgan Stanley Capital I Inc.	Commercial Mortgage Pass-Through Certificates Series 2025-5YR19 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities Corp	Commercial Mortgage Pass-Through Certificates Series 2025-BNK50 (1)

PENTALPHA (LOGO)

Platform	Depositor	Public Name of Securitization
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2025-5C4 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2025-C65(1)
B	J.P. Morgan Chase Commercial Mortgage Securities Corp	Commercial Mortgage Pass-Through Certificates Series 2025-5YR17 (1)
B	Wells Fargo Commercial Mortgage Securities, Inc	Commercial Mortgage Pass-Through Certificates Series 2025-BNK51 (1)
B	J.P. Morgan Chase Commercial Mortgage Securities Corp	Commercial Mortgage Pass-Through Certificates Series 2025-5YR13 (1)
B	GS Mortgage Securities Corporation II	Benchmark 2025-V15 Mortgage Trust Commercial Mortgage Pass-Through Certificates(1)
B	BMO Commercial Mortgage Securities LLC	BMO 2025-C12 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2025-C12 (1)
B	BMO Commercial Mortgage Securities LLC	BMO 2025-C13 Mortgage Trust Commercial Mortgage Pass-Through Certificates Series 2025-C13 (1)
B	GS Mortgage Securities Corporation II	BWAY Trust 2025-1535 Commercial Mortgage Pass-Through Certificates, Series 2025-1535
B	Wells Fargo Commercial Mortgage Securities, Inc	INT Commercial Mortgage Trust 2025-PLAZA, Commercial Mortgage Pass-Through Certificates, Series 2025-PLAZA
B	Citigroup Commercial Mortgage Securities Inc.	NY Commercial Mortgage Trust 2025-299P Commercial Mortgage Pass-Through Certificates, Series 2025-299P

(1) Pentalpha Surveillance LLC is also named the Asset Representations Reviewer as defined in each respective servicing agreement. The Asset Representations Reviewer is not subject to compliance under Title 17, Section 229.1122(d) of the Code of Federal Regulations.

(2) Pentalpha Surveillance LLC is also named the Asset Representations Reviewer as defined in each respective servicing agreement. The Asset Representations Reviewer is not subject to compliance under Title 17, Section 229.1122(d) of the Code of Federal Regulations, except for servicing criteria under reference 1122(d)(3)(i) (A-B) and reference 1122(d)(4)(vii).

(3) Pentalpha Surveillance LLC is also named the Asset Representations Reviewer as defined in each respective servicing agreement. The Asset Representations Reviewer is not subject to compliance under Title 17, Section 229.1122(d) of the Code of Federal Regulations, except for servicing criteria under reference 1122(d)(4)(vii).